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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Joint Proxy Statement/Prospectus constituting part of this Registration Statement on Form S-4 of ICO, Inc. of our report dated October 31, 1995 appearing on page F-2 of the ICO, Inc. Annual Report on Form 10-K of the year ended September 30, 1995. We also consent to the reference to us under the heading "Experts" in such Joint Proxy Statement/Prospectus.

PRICE WATERHOUSE LLP

Houston, Texas
February 8, 1996